UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MEDOVEX CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MEDOVEX CORP.
1950 AIRPORT ROAD, SUITE A
ATLANTA, GA 30341
Telephone: (844) 633-6839

To our Shareholders:

I am pleased to invite you to attend the Special Meeting of Shareholders of MedoveX Corporation (“MedoveX” or, the “Company”) to be held on [______________] at [__]:[__] a.m. local time, at the Company’s headquarters located at 1950 Airport Road, Suite A, Atlanta, GA 30341.

The notice of Special Meeting and proxy statement accompanying this letter describe the specific business to be acted upon at the meeting.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

Your vote is important. Whether or not you plan to attend the meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy card in the envelope provided. Your proxy will be voted at the Special Meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from such brokerage firm or other nominee or fiduciary to vote your shares.

If you plan to attend the meeting in person, please respond affirmatively to the request for that information by marking the box on the proxy card. You will be asked to present valid picture identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Sincerely, /s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer

-i-

MEDOVEX CORP.
1950 AIRPORT ROAD, SUITE A
ATLANTA, GA 30341
Telephone: (844) 633-6839

[_____], 2017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

On behalf of the Board of Directors and management, I invite you to attend a Special Meeting of Shareholders of MedoveX Corp. (“MedoveX” or, the “Company”) to be held at the Company’s headquarters located at 1950 Airport Road, Suite A, Atlanta, GA 30341, on [________], 2017, at [__]:[__] A.M. local time, for the purposes of considering the following proposals:

1.
To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price that may be required to comply with the continued listing qualifications for the NASDAQ Capital Market, to approve an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_________], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

2.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock, as required by and in accordance with NASDAQ Marketplace Rule 5635(d);

3.
To approve the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock, as required by and in accordance with NASDAQ Marketplace Rule 5635(c);

4.
To approve any change of control that would result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3, as required by and in accordance with NASDAQ Marketplace Rule 5635(b)

5.
To allow officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2, as required by and in accordance with NASDAQ Marketplace Rule 5635(c)

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors unanimously recommends a vote FOR granting the Board of Directors the authority, in its sole discretion, in determining a higher stock price that may be required to comply with the continued listing qualifications for the NASDAQ Capital Market, to approve an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_____], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors; FOR approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock; FOR approval of the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock; FOR any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3; and FOR allowing officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2.

-ii-

Shareholders of record at the close of business on [_____], 2017, will be entitled to notice of and to vote at the Special Meeting.

By Order of the Board of Directors /s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY PROXY ON THE INTERNET OR BY TELEPHONE.

-iii-

MEDOVEX CORP.
1950 AIRPORT ROAD, SUITE A
ATLANTA, GA 30341
Telephone: (844) 633-6839

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [_____], 2017

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

The enclosed proxy is solicited by the Board of Directors of MedoveX Corporation, a Nevada corporation (referred to as the “Company,” “we,” “us,” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 1950 Airport Road, Suite A, Atlanta, GA, 30341 on [_____], 2017 at [__]:[__] A.M. local time and at any adjournments thereof, for the purposes set forth herein and in the accompanying notice of Special Meeting of Shareholders. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted.

These proxy solicitation materials are first being mailed on or about [______], 2017 to all shareholders entitled to vote at the meeting.

What is the purpose of the meeting?

You will be voting on:

1.
Granting the Board of Directors the authority, in its sole direction, in determining a higher stock price that may be required to comply with the continued listing qualifications for the NASDAQ Capital Market, to approve an amendment to our Articles of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_____], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;
2.
Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock, as required by and in accordance with NASDAQ Marketplace Rule 5635(d);
3.
Approval of the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock, as required by and in accordance with NASDAQ Marketplace Rule 5635(c);
4.
Approval of any change of control that would result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3, as required by and in accordance with NASDAQ Marketplace Rule 5635(b);
5.
Allowing officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2, as required by and in accordance with NASDAQ Marketplace Rule 5635(c); and
6.
Transacting any other such business as may properly come before the meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?

The Board recommends a vote:

1.
“FOR” granting the Board of Directors the authority, in its sole direction, in determining a higher stock price that may be required to comply with the listing qualifications for the NASDAQ Capital Market, to approve an amendment to our Articles of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_____], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;
2.
“FOR” approval of the issuance of securities in one or more non-public offerings of an amount of securities where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock;
3.
“FOR” approval of the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock;
4.
“FOR” approval of any change of control that would result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3; and
5.
“FOR” allowing officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock at the close of business on [_______], 2017 (the “Record Date”) will be entitled to vote at the meeting. Each share of common stock has one vote. There were [_______] shares of common stock outstanding on the Record Date.

What is a quorum of shareholders?

In order to carry on the business of the Special Meeting, a quorum must be present. If a majority of the shares outstanding and entitled to vote on the Record Date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. Since there were [_______] shares of common stock outstanding on [_______], 2017, the presence of holders of [_______] shares will represent a quorum. We must have a quorum to conduct the meeting.

How many votes does it take to pass each matter?

Proposal 1: Reverse Stock Split
The grant of discretionary authority to the Board of Directors, in determining a higher stock price that may be required to comply with the continued listing qualifications to amend the Company’s Articles of Incorporation to effectuate the Reverse Stock Split by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_____], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors.

Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.  Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on this proposal only if the brokerage firm has received voting instructions from their customers.  Brokerage firms that have not received voting instructions from their clients may not vote on any proposal.  Such broker non-votes will not be considered in determining the number of votes necessary for approval of this proposal and will have no effect on the outcome of this proposal.

Proposal 2: Approval of the Issuance of Securities in One or More Non-Public Offerings at a Maximum Discount Price Equivalent to up to 25% Below the Market Price of our Common Stock
The issuance of securities in one or more non-public offerings of an amount of securities, where the maximum discount at which such securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal.

Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.  Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on this proposal only if the brokerage firm has received voting instructions from their customers.  Brokerage firms that have not received voting instructions from their clients may not vote on any proposal.  Such broker non-votes will not be considered in determining the number of votes necessary for approval of this proposal and will have no effect on the outcome of this proposal.

Proposal 3: Approval of the Issuance of Securities in One or More Non-Public Offerings to the Company’s Officers and/or Directors or Their Affiliates at a Maximum Discount Price Equivalent to up to 15% Below the Market Price of our Common Stock

The issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which such securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal.

Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.  Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on this proposal only if the brokerage firm has received voting instructions from their customers.  Brokerage firms that have not received voting instructions from their clients may not vote on any proposal.  Such broker non-votes will not be considered in determining the number of votes necessary for approval of this proposal and will have no effect on the outcome of this proposal.

Proposal 4: Approval of Any Change of Control that Could Result From the Potential Issuance of Securities in One or More Non-Public Offering as Authorized by the Stockholders in Proposal 2 or Proposal 3

Any change of control that would result from the potential issuance of securities in the non-public offerings following the approval of Proposal 3 or Proposal 4 will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.  Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on this proposal only if the brokerage firm has received voting instructions from their customers.  Brokerage firms that have not received voting instructions from their clients may not vote on any proposal.  Such broker non-votes will not be considered in determining the number of votes necessary for approval of this proposal and will have no effect on the outcome of this proposal.

Proposal 5: Approval to Allow Officers, Directors and Employees of the Company to Participate in the Below Market Offerings Approved Pursuant to Proposal 2
Officers, directors and employees of the Company will be allowed to participate in the below market offerings pursuant to Proposal 2 if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.  Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name, as defined below, on this proposal only if the brokerage firm has received voting instructions from their customers.  Brokerage firms that have not received voting instructions from their clients may not vote on any proposal.  Such broker non-votes will not be considered in determining the number of votes necessary for approval of this proposal and will have no effect on the outcome of this proposal.

Who can attend the meeting?

All shareholders as of [________], 2017, the Record Date, or their duly appointed proxies, may attend the meeting.

What do I need to attend the meeting?

In order to be admitted to the meeting, a shareholder must present proof of ownership of common stock. If your shares are held in the name of a broker, bank, custodian, nominee, or other record holder (“street name”), you must obtain a proxy, executed in your favor, from the holder of record (that is, your broker, bank, custodian, or nominee) to be able to vote at the meeting. You will also be required to present a form of photo identification, such as a driver’s license.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask shareholders to instruct the proxy how to vote so that all common shares may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted as votes cast either for or against any of the proposals being presented to shareholders and will have no impact on the result of the vote on these proposals.

How do I vote?

If you are a shareholder of record, you may vote by mailing a completed proxy card or in person at the Special Meeting.

If you are a street name holder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee), you may direct your broker or nominee how to vote your shares; however, you may not vote in person at the Special Meeting unless you have obtained a signed proxy from the record holder giving you the right to vote your beneficially owned shares.

You must be present, or represented by proxy, at the meeting in order to vote your shares. You can submit your proxy by completing, signing, and dating your proxy card and mailing it in the accompanying pre-addressed envelope. YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

1.
“FOR” granting the Board of Directors the authority, in its sole direction, in determining a higher stock price that may be required to comply with the listing qualifications for the NASDAQ Capital Market, to approve an amendment to our Articles of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [_____], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;
2.
“FOR” approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock;
3.
“FOR” approval of the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates, where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock;
4.
“FOR” approval of any change of control that would result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3; and
5.
“FOR” allowing officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held in a brokerage account, you will receive from your broker a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to provide voting instructions by telephone or by the internet. Brokerage firms have the authority under NASDAQ rules to vote their clients’ unvoted shares on certain routine matters, but cannot vote on non-routine matters such as Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” We strongly encourage you to provide voting instructions to brokers holding shares in order to ensure your shares will be voted at the Special Meeting in the manner you desire.

What does it mean if I receive more than one proxy card or instruction form?

If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker or other nominee or fiduciary or you may hold your shares in different ways or in multiple names (e.g., joint tenancy, trusts, and custodial accounts). Please vote all of your shares.

How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.
Delivering another proxy card or voter instruction form to MedoveX Corp., ATTN: Corporate Secretary, 1950 Airport Road, Suite A, Atlanta, GA 30341, with a notice dated later than the proxy you want to revoke stating that the proxy is revoked.
2.
You may complete and send in another proxy card or voting instruction form with a later date.
3.
You may attend the meeting and vote in person.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the meeting and voting in person.

Who pays for the proxy solicitation and how will the Company solicit votes?

We will pay all of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What happens if additional materials are presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold MedoveX stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary, Charles Farrahar, at MedoveX Corp., ATTN: Corporate Secretary, 1950 Airport Road, Suite A, Atlanta, GA 30341; or by telephone: (844) 633-6839.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to MedoveX shareholders with respect to any of the proposals described above to be brought before the Special Meeting.

Shareholder List

The shareholder list as of the Record Date will be available for examination by any shareholder at our corporate office, 1950 Airport Road, Suite A, Atlanta, GA 30341, beginning [_________], 2017, which is at least ten business days prior to the date of the Special Meeting. The shareholder list will also be available at the Special Meeting.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the Special Meeting?

We will announce voting results at the Special Meeting and also in our Current Report on Form 8-K, which we anticipate filing within four (4) business days of the Special Meeting.

Who can help answer my questions?

You can contact our corporate headquarters at MedoveX Corporation, 1950 Airport Road, Suite A, Atlanta, GA 30341, by phone at (844) 633-6839, or by sending a letter to our Corporate Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information is presented for each person we know to be a beneficial owner of 5% or more of our securities, each of our directors and executive officers, and our officers and directors as a group.

The percentage of common equity beneficially owned is based upon 20,922,634 shares of common stock issued and outstanding as of [_____], 2017, the Record Date.

The number of shares beneficially owned by each stockholder is determined under the rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to such securities.

Under these rules, beneficial ownership includes any shares as to which the individual or entity has sale or shared voting power or investment power. Unless otherwise indicated, the address of all listed stockholders is c/o MEDOVEX, 1950 Airport Road, Suite A, Atlanta, Georgia 30341. Unless otherwise indicated each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Beneficial Ownership (1)		Percentage (1)
Directors and Named Executive Officers:
Scott M.W. Haufe, M.D., Director	798,349	(2)(3)	3.7%
Sablowski, Manfred, Officer	84,987	(4)	*%
Jarrett Gorlin, Director and Officer	774,607	(5)(6)(12)	3.6%
Larry W. Papasan, Co-chair of the Board of Directors	225,315	(3)	1.1%
John C. Thomas, Jr., Director	97,139		*%
Patrick Kullmann, Officer	262,622	(7)(8)	1.2%
Jeffery Wright, Officer	53,002	(9)	*%
Major General C.A. “Lou” Hennies, Director	128,527	(3)	*%
James R. Andrews, M.D., Director	128,527	(3)	*%
Ron Lawson, Director	155,435	(10)	*%
Steve Gorlin, Co-chair of the Board of Directors	1,215,020		5.7%
Randal R. Betz, M.D., Director	162,016	(11)	*%
Mogford Jon, Director	78,019	(13)	*%
Dennis Moon, Officer	228,795	(14)	1.1%
Officers and Directors as a Group (14 persons)	4,392,360		20.6%

5% Shareholders
HS Contrarian Investments, LLC (15)	1,098,901	(16)	5.3%
68 Fiesta Way
Fort Lauderdale, FL 33301

* Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares beneficially owned and options exercisable within 60 days. Beneficial ownership is based on information furnished by the individuals or entities.

(2)
Includes 532,335 shares held by Morgan Stanley Smith Barney custodian for Nicole Haufe Roth IRA, 25,000 shares held by Haufe Family Limited Partnership and 209,275 shares held by Nicole Haufe. Mr. Haufe disclaims beneficial ownership of the shares.

(3)	Includes 10,000 shares pursuant to options exercisable within 60 days.

(4)	Includes 80,387 shares pursuant to options exercisable within 60 days.

(5)	Includes 125,000 shares held by Mr. Gorlin's spouse, Deborah Gorlin. Mr. Gorlin disclaims beneficial ownership of Deborah Gorlin’s shares.

(6)	Includes 32,435 shares pursuant to options exercisable within 60 days.

(7)	Includes 96,788 shares held by Pamela M.C. Kullmann. Mr. Kullmann disclaims beneficial ownership of Pamela M.C. Kullmann’s shares

(8)	Includes 53,796 shares pursuant to options exercisable within 60 days.

(9)	Includes 53,026 shares pursuant to options exercisable within 60 days.

(10)	Includes 150,000 shares pursuant to options exercisable within 60 days.

(11)	Includes 10,000 shares pursuant to options exercisable within 60 days. Excludes warrants to purchase 5,495 shares of common stock at an exercise price of $1.15 per share for a period of three years not exercisable within 60 days.

(12)	Includes 506,837 shares held by The Jarrett S. & Rebecca L. Gorlin Family Limited Partnership. Mr. Gorlin disclaims beneficial ownership of the shares.

(13)	Includes 75,000 shares pursuant to options exercisable within 60 days.

(14)	Includes 35,219 shares pursuant to options exercisable within 60 days.

(15)	John Stetson is the Managing Member of HS Contrarian Investments, LLC and in such capacity, is deemed to hold voting and dispositive power of the securities held by HS Contrarian Investments, LLC.

(16)	Excludes warrants to purchase 549,451 shares of common stock at an exercise price of $1.15 per share for a period of three years not exercisable within 60 days.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward-looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

PROPOSAL NO. 1

AUTHORIZE THE BOARD OF DIRECTORS, WITHOUT FURTHER ACTION BY SHAREHOLDERS,
TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT

Our Board of Directors has adopted a resolution declaring advisable and recommending to the shareholders for their approval a proposal to amend the Company's restated certificate of incorporation, as amended to date, to effect a reverse stock split of the Company's issued and outstanding common stock at any whole number ratio between, and inclusive of, one-for-two and one-for- five (the "Reverse Stock Split"). Approval of this Proposal No. 1 would grant our Board the authority, without further action by the shareholders, to carry out the Reverse Stock Split, at any time within twelve months after the date shareholder approval for the Reverse Stock Split is obtained from our shareholders, with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at our Board's discretion.

Our Board's decision whether or not (and when) to effect a Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the continued listing requirements of the NASDAQ Capital Market ("NASDAQ"). In August 2016, we received a notification from NASDAQ indicating that the Company was not in compliance with NASDAQ Listing Rule 5550(b), which requires a minimum of $2,500,000 stockholders’ equity for continued listing on NASDAQ. On July 14, 2017, we conducted a private placement offering of our securities with selected accredited investors for total net proceeds of $2,690,000 (the “Offering”). As a result of the Offering, we had a Stockholders’ equity of more than $2,500,000.

Our Board of Directors has adopted resolutions to authorize the Board, in its sole direction, to amend the Company’s Articles of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock, to comply with the continued listing requirements of the NASDAQ Capital Market as described below and directing such proposal to be submitted to the holders of our common stock for their approval.

The amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock, if approved by the shareholders, will be substantially in the form set forth on Appendix A (subject to any changes required by applicable law).  If approved by the holders of our common stock, the Reverse Stock Split proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock at any time prior to [_____], 2018 by a ratio of not less than one-for-two and not more than one-for-five, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion.  We believe that enabling our Board of Directors to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders including maintaining compliance with the continued listing standards of the NASDAQ Capital Market.  In determining a ratio, if any, following the receipt of shareholder approval, our Board of Directors may consider, among other things, factors such as:

the continued listing requirements in accordance with the NASDAQ Marketplace Rules;

the historical trading price and trading volume of our common stock;

the number of shares of our common stock outstanding;

the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

prevailing general market and economic conditions.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Rationale for a Reverse Split

National Securities Listing

Our primary reason for seeking to effectuate the Reverse Stock Split is that the Reverse Stock Split could better enable us to continue the listing of our common stock on the NASDAQ Capital Market. The NASDAQ Capital Market requires a bid price of $1.00 per share for continued listing. The Company’s common stock is currently trading at below $1.00 per share. Therefore, the Reverse Stock Split could help us maintain our listing on the NASDAQ Capital Market.

Certain Risks Associated with Not Adopting the Reverse Stock Split Charter Amendment

Failure to carry out the Reverse Stock Split also carries several significant risks:

●
If our stockholders do not approve the Reserve Stock Split, we may be unable to meet the minimum stockholders’ equity requirement necessary to maintain the listing of our common stock on the Nasdaq Capital Market which could result in a lack of liquidity for our common stock.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.  The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the certificate of amendment to the Company’s Articles of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on [______], 2018, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of five shares of existing common stock will be combined into one new share of common stock.  The table below shows, based on the 20,922,634 shares of common stock outstanding as of the Record Date, the number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	10,461,317
1-for-3	6,974,212
1-for-4	5,230,659
1-for-5	4,184,527

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effect on Convertible Shares, Options, Warrants and Other Securities

All outstanding options, warrants and other securities, entitling their holders to purchase or acquire shares of our common stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Stock Split.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian, or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”).  No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share.  As a result, as of the Effective Time, the total of the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required

The affirmative vote from the holders of a majority of shares of our common stock outstanding on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT.

PROPOSAL NO. 2

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE
THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT
TO A DISCOUNT OF UP TO 25% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN
ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on The NASDAQ Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

In August 2016, we received a notification from NASDAQ indicating that the Company was not in compliance with NASDAQ Listing Rule 5550(b), which requires a minimum of $2,500,000 stockholders’ equity for continued listing on NASDAQ. On July 14, 2017, we conducted a private placement offering of our securities with selected accredited investors for total net proceeds of $2,690,000 (the “Offering”). As a result of the Offering, we had a Stockholders’ equity of more than $2,500,000. While we may be in compliance with NASDAQ Listing Rule 5550(b) at the present time, there can be no assurance that we will continue to maintain such compliance, which may result in the delisting of our shares of common stock on NASDAQ.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization as well as to meet our continuing shareholder's equity requirements pursuant to Nasdaq Marketplace Rules. We have not determined the particular terms for such prospective offerings and have no current plans to issue any additional shares. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 2 to our shareholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●
The aggregate number of shares issued in the offerings will not exceed 12,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

●	The total aggregate consideration will not exceed $10.5 million;

●
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of up to 25% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict.

●	Such offerings will occur, if at all, on or before ________, 2018; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock.  The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 12,000,000 shares of common stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10.5 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required

The affirmative vote from the holders of a majority of shares of our common stock outstanding on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE ISSUANCE OF
SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT
AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20%
BELOW THE MARKET PRICE OF OUR COMMON STOCK.

PROPOSAL NO. 3

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS TO THE
COMPANY’S OFFICERS AND/OR DIRECTORS OR THEIR AFFILIATES WHERE THE MAXIMUM
DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT
OF UP TO 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH
NASDAQ MARKETPLACE RULE 5635(c)

Our common stock is currently listed on The NASDAQ Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(c) ("Rule 5635(c)") requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) to the Company’s officers, directors or their affiliates at any discount to the market price of our common stock.

In August 2016, we received a notification from NASDAQ indicating that the Company was not in compliance with NASDAQ Listing Rule 5550(b), which requires a minimum of $2,500,000 stockholders’ equity for continued listing on NASDAQ. On July 14, 2017, we conducted a private placement offering of our securities with selected accredited investors for total net proceeds of $2,690,000 (the “Offering”). As a result of the Offering, we had a Stockholders’ equity of more than $2,500,000. While we may be in compliance with NASDAQ Listing Rule 5550(b) at the present time, there can be no assurance that we will continue to maintain such compliance, which may result in the delisting of our shares of common stock on NASDAQ.

Because we may seek additional capital that triggers the requirements of Rule 5635(c) to ensure that we maintain compliance with NASDAQ Listing Rule 5550(b), we are seeking shareholder approval pursuant to Rule 5635(c) so that we will be able to move quickly and take full advantage of the opportunities that may develop in the equity markets. The Board of Directors desires to give the Company’s shareholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market for our common stock to be authorized for issuance consistent with the principles adopted by NASDAQ.

The Board recommends the shareholders approve the issuance of securities in one or more non-public offerings to our officers and/or directors or their affiliates, where the maximum discount at which securities of the Company will be offered will be equivalent to a discount of up to 15% below the market price for our common stock at the time of issuance. We have not determined the particular terms for such prospective offerings and have no current plans to issue any additional shares.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock.  The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than ________ shares of common stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering pursuant to this Proposal 3, some of the shares we sell could be purchased by one or more of our officers and/or directors or their affiliates who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

Vote Required

The affirmative vote from the holders of a majority of shares of our common stock outstanding on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE ISSUANCE OF
SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS TO THE COMPANY’S OFFICERS
AND/OR DIRECTORS OR THEIR AFFILIATES WHERE THE MAXIMUM DISCOUNT AT WHICH
SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF UP TO 15% BELOW
THE MARKET PRICE OF OUR COMMON STOCK.

PROPOSAL NO. 4

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL
ISSUANCE OF SECURITIES IN THE NON-PUBLIC OFFERINGS FOLLOWING APPROVAL OF
PROPOSAL 2 OR PROPOSAL 3, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ
MARKETPLACE RULE 5635(b)

NASDAQ Marketplace Rule 5635(b) (“Rule 5635(b)”) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the Company. This rule does not specifically define when a change in control of a Company may be deemed to occur. However, guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, The NASDAQ Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We do not anticipate that the issuance of securities pursuant to Proposal 2 or Proposal 3, as applicable, if authorized by the stockholders, will result in a change in control. We are seeking the stockholders’ approval on any change in control in accordance with Rule 5635(b) in the event that potentially issuance of securities in the offerings proposed in Proposal 2 or Proposal 3, as applicable, would result in a change in control.

Shareholders should note that a change of control as described under Rule 5635(b) applies with respect to the application of such NASDAQ Rule. Neither Nevada law nor our articles of incorporation or bylaws requires us to obtain stockholder approval of such change in control.

Vote Required for Approval

The affirmative vote from the holders of a majority of shares of our common stock outstanding on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVING ANY
CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF
SECURITIES IN THE NON-PUBLIC OFFERINGS FOLLOWING APPROVAL OF PROPOSAL 2 OR PROPOSAL 3.

PROPOSAL NO. 5

APPROVAL TO ALLOW OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY TO
PARTICIPATE IN THE BELOW MARKET OFFERINGS APPROVED PURSUANT TO PROPOSAL 2 3
IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(c)

Our common stock is currently listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(c) (“Rule 5635(c)”) requires us to obtain shareholder approval to allow officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2.

As discussed in Proposal 2 and Proposal 3 above, we may seek to raise additional capital to implement our business strategy and enhance our overall capitalization through certain non-public offerings involving the sale, issuance or potential issuance of our common stock (and/or securities convertible into or exercisable for common stock). We have not determined the particular terms for such prospective offerings provided for by Proposal 2 above. Because we may seek additional capital that triggers the requirements of Rule 5635(c), we are seeking stockholder approval now, so that we will be able to move more quickly to take advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 5 to our stockholders for their approval to allow officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2.

The participation of our officers, directors and employees in the below market offerings approved pursuant to Proposal 2 above would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any of the proposed offerings provided for by Proposal 2. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required for Approval

The affirmative vote from the holders of a majority of shares of our common stock outstanding on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING OFFICERS,
DIRECTORS AND EMPLOYEES OF THE COMPANY TO PARTICIPATE IN THE BELOW MARKET
OFFERINGS APPROVED PURSUANT TO PROPOSAL 2.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated: ________, 2017

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Commission. You can read and copy any materials that the Company files with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the Commission at 1-800-SEC-0330.  The Commission also maintains a Web site that contains information we file electronically with the Commission, which you can access over the Internet at www.sec.gov. The Company is incorporating by reference its Annual Report on Form 10-K filed on March 31, 2017 and its Quarterly Report on Form 10-Q filed on May 15, 2017.

You should rely only on the information contained in, or incorporated by reference as an exhibit to, this Proxy Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than ________, 2017, or such earlier date as is expressly set forth herein.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MEDOVEX CORPORATION

MedoveX Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”) hereby certifies as follows:

1.
Article III of the Corporation’s Amended and Restated Articles shall be amended by adding the following section to the end of Article III of the Amended and Restated Articles, that read as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the "Effective Time") pursuant to the Nevada Revised Statutes of this amendment to the Corporation's Amended and Restated Articles of Incorporation, as amended, each shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the "Reverse Stock Split"); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above."

2.
The foregoing amendment has been duly adopted in accordance with the provisions of the Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of shares of outstanding common stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed thie Certificate this day of , 2017.

_________________________________________________________________________ Jarrett Gorlin Chief Executive Officer

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK *** EASY *** IMMEDIATE

24 Hours a Day, 7 Days a Week or by Mail

MEDOVEX CORPORATION
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on [______], 2017.

INTERNET/MOBILE – proxyvote.equitystock.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	Please mark your votes like this	X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5.

	FOR	AGAINST	ABSTAIN

1.
To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price if required to meet the listing qualifications for one of the national stock exchanges, to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to [______], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors

2.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)

3.
To approve the issuance of securities in one or more non-public offerings to the Company’s officers and/or directors or their affiliates where the maximum discount at which securities will be offered will be equivalent to a discount of up to 15% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(c)

4.
To approve any change of control that would result from the potential issuance of securities in the non-public offerings following approval of Proposal 2 or Proposal 3, as required by and in accordance with NASDAQ Marketplace Rule 5635(b)

5.
To allow officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 2, as required by and in accordance with NASDAQ Marketplace Rule 5635(c)

PROXY SHARES:

CONTROL NUMBER:

Signature

Signature, if held jointly

Date                                 , 2017.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Shareholder:

We cordially invite you to attend the Special Meeting of Shareholders of MedoveX Corporation to be held at the Company’s headquarters located at 1950 Airport Road, Suite A, Atlanta, GA 30341, on [_________], 2017, beginning at [__]:[__] A.M. local time.

Please read the proxy statement which describes the proposals and presents other important information and complete, sign and return your proxy promptly in the enclosed envelope.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEDOVEX CORPORATION

The undersigned hereby appoints Jarrett Gorlin, Jeffrey Wright and Charles Farrahar, and each of them, as proxies, each with full powers of substitution, to represent and to vote all shares of Common Stock of MedoveX Corporation, which the undersigned would be entitled to vote, at the Company’s Special Meeting of Shareholders to be held on [______], 2017 at [__]:[__] A. M. local time and at any adjournments thereof, subject to the directions on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON
THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, FOR PROPOSAL 1, PROPOSAL
2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

(continued and to be marked, dated and signed, on the other side)